EXHIBIT 10.69
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          BRENDLE'S INCORPORATED 1990 STOCK OPTION PLAN
                        THREE-YEAR VESTING
                   STOCK OPTION GRANT AGREEMENT
                               FOR
                   ___________________________


Date of Grant:  December 1, 1994


     THIS STOCK OPTION GRANT AGREEMENT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by BRENDLE'S INCORPORATED, a North Carolina corporation ("Brendle's" or "Company") to ___________________ (the "Grantee"), who is a key employee of Brendle's.

     WHEREAS, the Board of Directors of Brendle's (the "Board") on June 1, 1990, adopted, with subsequent stockholder approval, the Brendle's Incorporated 1990 Stock Option Plan (the "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options by a Stock Option Committee, which is now the Compensation Committee of the Board, (the "Committee"), to unaffiliated directors, certain officers and key employees of Brendle's or any subsidiary of Brendle's to purchase, or to exercise certain rights with respect to, shares of Brendle's $1.00 par value common stock (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of Brendle's to grant the incentive stock options documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Grant of Options. Brendle's hereby grants to the Grantee, as of the Date of Grant, the right, privilege and option to purchase up to ____________ shares of the Stock at a price of $0.625 (5/8 of $1) per share, which price is one hundred percent (100%) of the fair market value of the Stock as of the Date of Grant. Such option is hereinafter referred to as the "Option" and the shares of Stock purchasable upon exercise of the Option are hereinafter sometimes referred to as "Option Shares." The option is intended by the parties hereto to be, and shall be treated as, an Incentive Stock Option [as such term is defined under
Section 422 of the Internal Revenue Code of 1986 (the "Code")].

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     2.   Schedule of Exercise of Option.  The Grantee shall have
the right to exercise the Option granted herein above in accordance with the following schedule:


      Cumulative Percentage of
     Option Shares Exercisable:         Earliest Date of Exercise:

        Thirty Percent (30%)            First Anniversary of the Date of Grant

         Sixty Percent (60%)            Second Anniversary of the Date of Grant

     One Hundred Percent (100%)         Third Anniversary of the Date of Grant


EXPLANATORY NOTE: On and after the Second Anniversary of the Date of Grant, the Grantee may exercise an additional 30% of the Option Shares for a cumulative total of 60% of the Option Shares, and on and after the Third Anniversary, the Grantee may exercise an additional 40% of the Option Shares, for a cumulative total of 100% of the Option Shares.

     3.   Termination of Option.

     (a) The Option granted hereunder, to the extent any Option Shares shall remain unexercised, shall terminate and become null and void after the expiration of five (5) years from the Date of Grant (said five-year period hereafter called the "Option Term").

     (b) The Grantee may not transfer, assign, pledge or hypothecate in any way all or any portion of the Option granted hereunder, nor shall the Option granted hereunder be subject to execution, attachment or similar legal process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of all or any portion of the Option granted hereunder, or upon the levy or any attachment or similar legal process upon such Option, such Option, and any right or pledge conferred thereby, shall immediately terminate and become null and void.

     (c) Upon the occurrence of the Grantee's ceasing for any reason to be employed by the Company (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of retirement at Retirement Date (as such term is defined in the Plan), disability or death.

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     Upon a termination of the Grantee's employment by reason of retirement or disability, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement or disability: (i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code), and (ii) the three-month period following the date of such termination in the case of retirement upon the attainment of his Retirement Date. In no event, however, shall any such period extend beyond the Option Term.

     (d) In the event of the death of the Grantee, the Option may be exercised by the person or persons to whom the Option is transferred by will or by the laws of descent and distribution, but only to the extent that the Option would otherwise have been exercisable by the Grantee.

     (e) A transfer of the Grantee's employment between Brendle's and any subsidiary of Brendle's, or between any subsidiaries of Brendle's shall not be deemed to be a termination of the Grantee's employment.

     (f) Whether a leave of absence shall constitute a termination of employment shall be determined by the Committee, whose decision shall be final and conclusive.

     (g) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Brendle's or any subsidiary of Brendle's,
(ii) breach any covenant not to compete, or employment contract, with Brendle's or any subsidiary of Brendle's or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Brendle's or any subsidiary of Brendle's), any unexercised portion of the Option shall immediately terminate and be void.

     4.   Exercise of Option.

     (a) The Grantee may exercise his rights hereunder with respect to all or any part of the Option then exercisable hereunder by giving the Corporate Secretary of Brendle's written notice of intent to exercise as provided in Paragraph 11 hereof. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

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     (b)  Upon the exercise of an Option, full payment (in U.S.
Dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or by check, bank draft or money order payable to the order of the Company, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

     On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, Brendle's shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock) upon full payment for such Option Shares. The obligation of Brendle's to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Option Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by Brendle's. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

     5. Adjustment of and Changes in Stock of Brendle's. In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of Brendle's, the Committee shall make such adjustment as it deems appropriate in the number and kind of Option Shares available for purchase pursuant to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

     Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger or consolidation of the Company in which the Company is not the surviving corporation, the Option granted hereunder shall terminate, unless provision is made in writing by the Committee stating otherwise.

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     6.   Fair Market Value.  As used herein, the "fair market
value" of the Option Shares shall be the mean of the bid and asked prices at which the Company's shares of common stock are quoted or traded in the market in which the Stock generally has the greatest trading volume (currently the shares are primarily traded on the NASDAQ National Market System) on the applicable date of reference hereunder, or if there is no trading on such date, then the average of such high and low prices on the last previous day on which trading is reported.

     7. No Rights of Stockholders. Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Brendle's with respect to any Option Shares purchasable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

     8. Non-Transferability of Option. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable by action, document or operation of law, except, in case of the death of the Grantee, by will or by the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Brendle's may terminate the Option by notice to the Grantee and such Option shall thereupon become null and void.

     9. Employment Not Affected. The granting of the Option or its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment with Brendle's. Except as may otherwise be limited by a further written agreement between Brendle's and the Grantee, the right of Brendle's to terminate at will the Grantee's employment with Brendle's at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Brendle's as the employer and acknowledged by the Grantee.

     10. Amendment of Option. The terms of this Agreement may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

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     11.  Notice.  Any notice to Brendle's provided for in this instrument shall be addressed to it in care of its Corporate Secretary (currently, David R. Renegar) at its executive offices at 1919 N. Bridge Street Ext., Elkin, North Carolina 28621, and any notice to the Grantee shall be addressed to the Grantee at the current address then shown on the payroll records of Brendle's.
Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

     12. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     13. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of North Carolina, except to the extent preempted by federal law, which shall to that extent govern.

     14. Value of Securities; No Representations, Warranties. Brendle's makes no representations, warranties or affirmations as to the price, continuing value, appreciation of, or future market for, any of the Stock purchased pursuant to this Grant. Grantee acknowledges that Brendle's has provided to him all information pertinent to his exercise of this grant, and that he is fully informed of all factors which he deems relevant to any decision made with respect to this Grant.

     IN WITNESS WHEREOF, Brendle's has caused its duly authorized
Officer to execute this Stock Option Grant Agreement, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                              BRENDLE'S INCORPORATED

                              By:  ________________________________


                              ACCEPTED AND AGREED TO:

                              _______________________________(SEAL)
                              Signature of Employee

                              Printed/Typed Employee Name:

                              ---------------------------------
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